Exhibit 10.3

SUBSCRIPTION AGREEMENT

June 29, 2026

Talawar Tx Inc.

40 West 57th Street, 28th Floor

New York, NY 10019

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) among JATT II Acquisition Corp, a Cayman Islands exempted company (“JATT”), Talawar Tx Inc., a Delaware corporation (the “Company”), and Talawar Merger Sub, a Cayman Islands exempted company and a wholly owned Subsidiary of the Company (“Merger Sub”), in connection with that certain Business Combination Agreement by and among JATT, the Company and Merger Sub, dated as of June 29, 2026 (as it may be amended, restated and/or supplemented from time to time in accordance with its terms, the “Transaction Agreement”), the Company is seeking commitments to purchase shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), for a purchase price of $10.00 per share (the “Purchase Price”), in a private placement to be consummated by the Company immediately prior to or substantially concurrently with the closing of the Transaction (the “Offering”) in accordance with the terms of the Transaction Agreement. In accordance with the consummation of the transactions contemplated by the Transaction Agreement (the “Transaction Closing”) and in accordance with the Transaction Agreement, among other matters, (i) Merger Sub will merge with and into JATT (the “Merger”), with JATT as the surviving company in the merger and, after giving effect to the Merger, JATT will be a wholly-owned Subsidiary of the Company (the Company, in its capacity as the surviving public company, “PubCo”); (ii) each JATT ordinary share will be automatically converted into the right to receive one (1) PubCo Share, in each case on the terms and subject to the conditions set forth in the Transaction Agreement; and (iii) the Common Stock shall be listed for trading on the Nasdaq Capital Market (the “U.S. Exchange”). Capitalized terms used but not defined herein shall have meaning ascribed to them in the Transaction Agreement. In connection with the Transaction, and in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned subscriber (“Subscriber”) and the Company agree in this subscription agreement (the “Subscription Agreement”) as follows:

1. Subscription.

(a) As of the date hereof, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to Subscriber upon payment of the Purchase Price, such number of shares of Common Stock as is set forth on the signature page of this Subscription Agreement (the “Shares”), at the Purchase Price per Share and on the terms and subject to the conditions provided for herein. Subscriber acknowledges and agrees that the Company reserves the right to accept or reject Subscriber’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company. If this Subscription Agreement is terminated in accordance with the terms hereof, Subscriber and each beneficial purchaser, if any, for whom Subscriber is acting as agent or trustee, understands that any funds, certified checks, or bank drafts delivered by Subscriber representing the Purchase Price for the Shares will be promptly returned to Subscriber without deduction, and this Subscription Agreement shall have no force or effect.

2. Closing; Delivery of Shares.

(a) The closing of the issuance and sale of the Shares contemplated hereby (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”) is contingent upon the consummation of the Transaction Closing. The Closing shall occur on the date of the Transaction Closing. All references in this Subscription Agreement to numbers of Shares, per Share amounts and the Purchase Price shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof and prior to the Transaction Closing.

(b) The Company shall provide written notice (via email) to Subscriber (the “Closing Notice”) that the Company reasonably expects the Transaction Closing to be completed on a date specified in the Closing Notice (the “Scheduled Closing Date”) that is not less than five (5) business days after the date of the Closing Notice, which Closing Notice shall contain the Company’s wire instructions for an escrow account (the “Escrow Account”) established by the Company with a third-party escrow agent (the “Escrow Agent”) to be identified in the Closing Notice. At least two (2) business days prior to the Scheduled Closing Date (unless otherwise agreed to in writing by the Company), Subscriber shall deliver to the Escrow Account the aggregate Purchase Price for the Shares subscribed (the “Aggregate Purchase Price”) by wire transfer of United States dollars in immediately available funds. The wire transfer shall identify Subscriber, and unless otherwise agreed by the Company and the Escrow Agent, the funds shall be wired from an account in Subscriber’s name. Upon the Closing, the Company shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to the Company against the issuance of and delivery to Subscriber (or its nominee in accordance with its delivery instructions) of the Shares, or to a custodian designated by Subscriber, as Subscriber may direct, free and clear of any liens or other restrictions whatsoever (other than those arising under U.S. state or federal securities laws or those incurred by Subscriber), in book-entry form as set forth in Section 2(c) below.

(c) At the Closing, the Company shall deliver (or cause the delivery of) the Shares in book-entry form, to Subscriber or as Subscriber may direct with applicable restrictive legends for the number of Shares as set forth on the signature page to Subscriber as indicated on the signature page or to a custodian designated by Subscriber, as applicable, as indicated below. As promptly as practicable after the Closing, the Company shall deliver evidence from the Company’s transfer agent of the issuance to Subscriber of the Shares on and as of the Closing Date.

(d) The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder, and any such termination will occur solely pursuant to Section 7 below. If (i) this Subscription Agreement is terminated according to its terms prior to the Closing or (ii) the Closing Date does not occur within four (4) business days after the Scheduled Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Company and Subscriber, and in either case, any funds have already been sent by Subscriber to the Escrow Account, then the Company shall or shall instruct the Escrow Agent to promptly (but not later than, in the case of the preceding clause (i), two (2) business days after such termination or, in the case of the preceding clause (ii), five (5) business days after the Scheduled Closing Date specified in the Closing Notice), return the funds delivered by Subscriber for payment of the Shares by wire transfer in immediately available funds to the account specified in writing by Subscriber (provided, that with respect to clause (ii), the failure of the Closing Date to occur within such four (4) business day period and the return of the relevant funds shall not relieve Subscriber from its obligations under this Subscription Agreement for a subsequently rescheduled Closing Date determined by the Company in good faith).

3. Closing Conditions. In addition to the condition set forth in Section 2(a) above:

(a) The Closing is subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i) the Shares shall be listed on the U.S. Exchange, subject to official notice of issuance and no suspension of the qualification of the Shares for offering or sale or trading on the U.S. Exchange, and no initiation or threatening of any proceedings for any such purpose or for delisting of the Common Stock from the U.S. Exchange, shall have occurred;

(ii) no governmental authority of competent jurisdiction with respect to the sale of the Shares shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii) all conditions precedent to the Transaction Closing set forth in the Transaction Agreement shall have been satisfied (as determined in good faith by the parties to the Transaction Agreement) or waived by the parties thereto in accordance with the requirements of the Transaction Agreement (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing), including to the extent that any such condition is dependent upon the consummation of the issuance and sale of the Shares pursuant to this Subscription Agreement or the Other Subscription Agreements and the Transaction Closing shall be scheduled to occur substantially concurrently with or immediately following the Closing.

(b) The obligations of the Company to consummate the Closing are also subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct and complete in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct and complete in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct and complete in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date;

(ii) Subscriber shall have delivered the Purchase Price to the Escrow Agent in compliance with the terms of this Subscription Agreement;

(iii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iv) Subscriber shall have delivered to the Company a duly completed and executed U.S. Internal Revenue Service Form W-9 or appropriate Form W-8, as applicable.

(c) The obligations of Subscriber to consummate the Closing are also subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct and complete in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined in the Transaction Agreement), which representations and warranties shall be true and correct and complete in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct and complete in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct and complete in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) except where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Shares to Subscriber, all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the U.S. Exchange and any stockholder approval required by applicable rules and regulations of the U.S. Exchange) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares) required to be made in connection with the issuance and sale of the Shares shall have been obtained or made;

(iv) there has not occurred any Company Material Adverse Effect since the date of this Subscription Agreement that is continuing, which the parties to the Transaction Agreement have not waived;

(v) the Transaction Agreement shall not have been amended, modified or waived in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement without the prior written consent of Subscriber; and

(vi) after giving effect to the issuance of the Shares pursuant to this Subscription Agreement and the issuance of the shares pursuant to the Other Subscription Agreements, on the Closing Date, no fewer than 36,684,278 shares of Common Stock shall have been issued and outstanding, and all such issued and outstanding shares shall have been issued prior to or contemporaneously with the issuance of the Shares to Subscriber.

4. Company Representations and Warranties. The Company represents and warrants to Subscriber that:

(a) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own, lease and operate its properties, if any, and carry on its businesses as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement and the Transaction Agreement, except where such failure to be in good standing or to have such power and authority would not reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, the Company has no subsidiaries, other than the subsidiaries formed to consummate the Transaction, and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated.

(b) As of the date hereof, the authorized capital stock of the Company consists of (i) 12,000,000 shares of Common Stock, none of which are issued and outstanding and 641,134 of which are issuable upon the vesting and/or exercise of outstanding equity awards to service providers of the Company and (ii) 9,000,000 shares of the Company’s Series L Preferred Stock, $0.00001 par value per share, all of which are issued and outstanding. All of the Company’s outstanding shares of capital stock have been duly authorized, validly issued, fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. Except as set forth above in this Subscription Agreement, the Transaction Agreement and the other agreements and arrangements referred to therein, as of the date hereof, there are no outstanding rights (including, without limitation, pre-emptive rights, rights of first refusal, rights of participation or similar rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Except as set forth above in this Subscription Agreement, the Transaction Agreement and the other agreements and arrangements referred to therein or herein, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares or (ii) the shares of Common Stock or other securities to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

(c) The Company has all requisite corporate power and authority to enter into this Subscription Agreement and the Transaction Agreement and to carry out and perform its obligations under the terms of this Subscription Agreement and the Transaction Agreement, including the issuance and sale of the Shares. Except as set forth above in this Subscription Agreement, the Transaction Agreement and the other agreements and arrangements referred to therein and herein, all corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization of the Shares, the authorization, execution, delivery and performance of this Subscription Agreement and the Transaction Agreement and the consummation of the transactions contemplated herein or therein, including the issuance and sale of the Shares, has been taken, including, without limitation, the approval of the Board of Directors (or a committee thereof) in accordance with Section 144 of the Delaware General Corporation Law. Each of this Subscription Agreement and the Transaction Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the respective counterparty of this Subscription Agreement and the Transaction Agreement and that this Subscription Agreement and the Transaction Agreement constitutes the legal, valid and binding agreement of its respective counterparty, this Subscription Agreement and the Transaction Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Upon Closing, the Shares will have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be free and clear of any liens or other restrictions whatsoever (other than any liens or restrictions created by Subscriber or imposed by applicable state and federal securities laws) in accordance with the terms of this Subscription Agreement, and will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation and by-laws (as in effect at such time of issuance), applicable law or any contract or agreement to which the Company is a party.

(e) Assuming the accuracy of Subscriber’s representations and warranties in Section 5 in all material respects, the execution, delivery and performance of this Subscription Agreement and the Transaction Agreement and the consummation by the Company of the transactions that are the subject of this Subscription Agreement (including the issuance and sale of the Shares) and the Transaction Agreement in compliance herewith will not (i) violate any provision of the certificate of incorporation or by-laws of the Company (as in effect at the time of Closing), (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or any of its subsidiaries or their respective properties or assets, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

(f) Other than with Guggenheim Securities, LLC, Cantor Fitzgerald & Co. and LifeSci Capital LLC in their capacity as placement agents (each, a “Placement Agent” and collectively, the “Placement Agents”), the Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement, including for which Subscriber would be reasonably expected to become liable (it being understood that Subscriber will effectively bear its pro rata share of any such expense indirectly as a result of its investment in the Company).

(g) The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended.

(h) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, it is not necessary to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of the Shares to Subscriber hereunder. The Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(i) On or after the date hereof, the Company or its affiliates may enter into other subscription agreements or similar agreements (collectively, “Other Subscription Agreements”) with any other subscribers (collectively, “Other Subscribers”) for shares of Common Stock (or other securities); provided, that any such Other Subscription Agreement entered into after the date hereof shall be on substantially the same terms and at a Purchase Price no less than as provided for pursuant to this Subscription Agreement. Other than the Other Subscription Agreements and the Transaction Agreement, the Company has not entered into any similar agreement with any Other Subscriber in connection with the Offering. The Other Subscription Agreements reflect the same Purchase Price and such Other Subscription Agreements have not been amended, modified or waived in any material respect following the date of this Subscription Agreement unless Subscriber has been offered a substantially similar amendment. The Other Subscription Agreements do not contain terms that are more favorable to any Other Subscriber thereunder than the terms of this Subscription Agreement (other than terms particular to the regulatory requirements of such Other Subscriber or its affiliates or related funds that are not otherwise more economically favorable), and no side letter or similar agreement has been entered into by the Company with any Other Subscriber in connection with the Offering. For the avoidance of doubt, the foregoing shall not apply to, and shall not be deemed to be violated by, any side letter or similar agreement relating to (a) lock-up undertakings by any investor with respect to such investor’s investment in the Offering, (b) the transfer to any investor of (i) securities of JATT by existing securityholders of JATT (including JATT Ventures II L.P.), which may be effectuated as a forfeiture to the JATT and reissuance, or (ii) securities to be issued to the direct or indirect securityholders of the Company pursuant to the Transaction Agreement, or (c) any other arrangements that do not affect the economic terms of the issued shares of Common Stock to such investor in the Offering; provided, that notwithstanding the foregoing, no such agreement, arrangement or transfer described in clauses (a), (b), or (c) shall, directly or indirectly, reduce the relative economic value of the Shares to Subscriber or provide any Other Subscriber with economic terms that are more favorable than the terms provided to Subscriber hereunder.

(j) Except for such matters as have not had and would not be reasonably expected to have a Company Material Adverse Effect or materially affect the validity of the Shares or the legal authority or ability of the Company to perform in all material respects its obligations under this Subscription Agreement or the Transaction Agreement, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over the Company pending, or, to the knowledge of the Company, threatened in writing against the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

(k) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the Company is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, including the issuance of the Shares (other than (i) filings required by the Securities Act or the rules of the United States Securities and Exchange Commission (the “SEC”), (ii) the filings required in accordance with Section 6, (iii) consents or notices required for the consummation of the Transaction as contemplated by the Transaction Agreement, (iv) those required by the U.S. Exchange, (v) compliance with and filings pursuant to applicable antitrust or other competition laws, and (vi) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Subscription Agreement that the Company reasonably expects to receive on or prior to the Closing), in each case, other than those the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

(l) Neither the Company nor any person acting on its behalf has, directly or indirectly, at any time within the past 30 calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company as contemplated hereby or the other securities as contemplated by the Other Subscription Agreements or (ii) cause the offering of the Shares pursuant to this Subscription Agreement or the other securities pursuant to the Other Subscription Agreements to be integrated with any prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions. Neither the Company nor any person acting on its behalf (other than the Placement Agents and their respective persons acting on their behalf in such capacity), has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Shares or the other securities, as contemplated pursuant to this Subscription Agreement to the registration provisions of the Securities Act.

(m) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company.

(n) The Company is in compliance with all applicable laws, except where such non-compliance would not be reasonably likely to have a Company Material Adverse Effect. The Company has not received any written communication from a governmental authority that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(o) As of the date hereof, to the Company’s knowledge, the issued and outstanding ordinary shares of JATT are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are listed for trading on the U.S. Exchange. To the Company’s knowledge, there is no suit, action, proceeding or investigation pending or threatened against the Company by the U.S. Exchange or the SEC with respect to any intention to deregister such shares, or prohibit or terminate the listing of such shares on the U.S. Exchange. Upon consummation of the Transaction, the Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the U.S. Exchange, and the Common Stock will be approved for listing on the U.S. Exchange, subject to official notice of issuance.

(p) Neither the Company nor any of its controlled affiliates (i) is, or will be at or immediately after the Closing, a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly hold, or will hold at or immediately after the Closing, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person or (iii) is engaged, or has plans to engage, or will be engaged at or immediately after the Closing, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

(q) The Company understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by Subscriber. Further, the Company acknowledges and agrees that each Placement Agent is acting as an independent contractor acting severally and not jointly and the Placement Agents are not the agents of and are not authorized to bind the Company or JATT with respect to any action or decision.

5. Subscriber Representations, Warranties and Covenants. Subscriber represents and warrants to the Company as follows, and makes the following covenants:

(a) At the time Subscriber was offered the Shares, it was, and as of the date hereof, Subscriber (A) is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9) and (12) of Regulation D under the Securities Act) and (B) is acquiring the Shares only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Shares. Subscriber understands that the Offering of the Shares hereunder meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Accordingly, Subscriber understands that the Offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(b) Subscriber acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that (i) the Shares delivered at the Closing will not have been registered under the Securities Act and (ii) the Company is not required to register the Shares except as set forth in Section 6 below. Subscriber acknowledges and agrees that the Shares are being offered and sold pursuant to an exemption from registration under the Securities Act and may not be resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a Subsidiary thereof or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Shares delivered at the Closing to Subscriber shall contain a legend or restrictive notation to the below effect.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

Subscriber acknowledges that such Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”). Subscriber acknowledges and agrees that such Shares, until registered under an effective registration statement, will be subject to transfer restrictions (regardless of whether or not the shares contain a restrictive legend) and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in such Shares for an indefinite period of time. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of such Shares.

(c) If, in the future, Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, or any economic interest therein, Subscriber acknowledges and agrees that such Shares or any economic interest therein may not be offered, sold, pledged or otherwise transferred absent an effective registration statement under the Securities Act, except: (i) to the Company or a subsidiary thereof; (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S promulgated under the Securities Act; or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect. Subscriber (i) understands that none of the Company, the Placement Agents, any of their affiliates or other persons acting on their behalf makes any representation to the Subscriber as to the availability of any exemption under the Securities Act for the reoffer, resale, pledge or transfer of the Shares and (ii) agrees to notify any transferee to whom the Subscriber subsequently offers, sells, pledges or otherwise transfers any of the Shares pursuant to Rule 144A of the restrictions on transfer set forth in this Section 5(c). The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by Subscriber, e.g., in connection with a bona fide margin agreement, and the Subscriber effecting a pledge of Shares shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with such pledge of Shares by Subscriber.

(d) Subscriber acknowledges and agrees that Subscriber is purchasing Shares directly from the Company. Subscriber further acknowledges that, other than those representations, warranties, covenants and agreements of the Company included in this Subscription Agreement, there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, JATT, the Placement Agents or their respective officers or directors or other Representatives (as defined below), or any other party to the Transaction, person or entity, expressly or by implication. Except for the Disclosure Documents and the representations, warranties and agreements of the Company expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including all business, legal, regulatory, accounting, credit and tax matters; provided, that neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Shares nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

(e) Neither Subscriber nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC, or a person prohibited by any OFAC sanctions program, or any similar list of sanctioned persons administered by the European Union or the United Kingdom (collectively, “Sanctions Lists”), (ii) directly or indirectly 50% or more owned or otherwise controlled by, or acting on behalf of, one or more persons that are named on the Sanctions Lists, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, and the Crimea, Donetsk, Luhansk and Zaporizhzhia regions of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or the United Kingdom, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Subscriber”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the Sanctions Lists. To the extent required, it maintains procedures that it reasonably believes to be in compliance with sanctions programs administered by the United States, the European Union and the United Kingdom, and it shall comply with such sanctions programs to which it is legally subject and with which it is legally obligated to comply. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Subscriber.

(f) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, Subscriber acknowledges that it has received and carefully reviewed (to the extent that Subscriber deems it necessary) the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of JATT, dated as of April 17, 2026 (File No. 333-294294) (the “IPO Prospectus”), (ii) each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by JATT with the SEC following the filing of the IPO Prospectus through the date of this Subscription Agreement, (iii) the Transaction Agreement, (iv) the investor presentation by the Company (the “Investor Presentation”) and (v) all other materials that it considers relevant to its investment decision in the Shares. Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Subscriber acknowledges and agrees that none of the Placement Agents nor any of their respective affiliates have provided Subscriber with any information, recommendation or advice with respect to the Shares nor is such information, recommendation or advice necessary or desired. None of the Placement Agents nor any of their respective affiliates have made or makes any representation as to the Company or the quality of the Shares. The Placement Agents and each of their respective members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or any Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company. In connection with the issuance of the Shares to Subscriber, Subscriber agrees and acknowledges that the Placement Agents are acting as the Company’s placement agents in connection with the transactions contemplated by this Subscription Agreement and none of the Placement Agents nor any of their respective affiliates have acted as a financial advisor or fiduciary to Subscriber. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents or any of their respective affiliates or any of their control persons, officers, directors and employees, in making its investment or decision to invest in the Company, provided that such acknowledgment shall not limit any rights of Subscriber in respect of a fraudulent statement, representation or warranty. Subscriber has conducted its own investigation of the Company and the Shares and Subscriber has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Shares. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of the Company, JATT, the Placement Agents or their respective affiliates or advisors have provided any tax advice or any other representations or guarantee regarding the tax consequence of the transactions contemplated by this Subscription Agreement. Subscriber acknowledges that it has reviewed the documents made available to Subscriber by the Company to the extent that Subscriber deems it necessary. Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Subscriber’s obligation to purchase the Shares hereunder, except as otherwise provided herein, and that, in purchasing the Shares, Subscriber is not relying upon any projections contained in the Investor Presentation.

(g) Subscriber became aware of the Offering of the Shares solely by means of direct contact between Subscriber and the Company, JATT or the Placement Agents, or a representative of the Company, JATT or the Placement Agents, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Company, JATT or the Placement Agents, or a representative of the foregoing. Subscriber acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) to the Company’s knowledge, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Subscriber has a pre-existing relationship with the Company, JATT or one or more of their respective affiliates or advisors, including the Placement Agents. Neither Subscriber, nor any of its directors, officers, employees, agents, stockholders or partners, has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(h) Subscriber acknowledges that (i) the Placement Agents, JATT or the Company and their respective Representatives hereafter may come into possession of, information regarding the Company that is material non-public information, including material facts and material changes which have not been generally disclosed, and is not known to Subscriber (“Excluded Information”), (ii) Subscriber has determined to enter into this Subscription Agreement to purchase the Shares notwithstanding Subscriber’s lack of knowledge of the Excluded Information, provided, however, that the foregoing shall not limit any claims Subscriber may have against the Company or JATT for fraud, willful misconduct, or intentional misrepresentation, and (iii) none of the Placement Agents, JATT nor the Company shall have liability to Subscriber, and Subscriber hereby waives and releases any claims Subscriber may have against Placement Agents, JATT and/or the Company, to the extent permitted by law and subject to the foregoing carve-out, with respect to the nondisclosure of the Excluded Information (save for any fraudulent non-disclosure of the Excluded Information).

(i) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Investor Presentation. Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the Offering (i) are consistent with its financial needs, objectives and condition, (ii) comply and are consistent with the relevant investment policies, guidelines and other restrictions applicable to Subscriber, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not materially violate or constitute a default under Subscriber’s organizational or constituent documents or under any applicable law, rule, regulation, agreement or other obligation by which Subscriber is bound in any material respects and (v) are a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Shares. Subscriber will not look to the Placement Agents for all or part of any such loss or losses Subscriber may suffer, provided, however, that the foregoing shall not limit any claims Subscriber may have against the Company or JATT for fraud, willful misconduct, or intentional misrepresentation. Subscriber represents that: (i) it is able to sustain a complete loss on its investment in the Shares; (ii) it has no immediate need for liquidity with respect to its investment in the Shares; and (iii) it has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Shares.

(j) Alone, or together with any professional advisor(s), Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that the possibility of total loss of the Aggregate Purchase Price exists. Subscriber further acknowledges that it has not relied (and disclaims reliance) on any statements or other information provided by or on behalf of any Placement Agent or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning the Company, JATT, the Transaction Agreement, this Subscription Agreement or the transactions contemplated under this Subscription Agreement or the Transaction Agreement, the Shares or the offer and sale of the Shares, provided that such acknowledgment shall not limit any rights of Subscriber in respect of a fraudulent statement or fraudulent provision of information. Subscriber agrees that none of the Placement Agents, their respective affiliates or any of their control persons, officers, directors or employees, shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber, or any person claiming through Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Shares, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted by any of them in connection with Subscriber’s purchase of the Shares other than in case of fraud, fraudulent misrepresentation or willful misconduct by the Placement Agents, their respective affiliates or any of their control persons, officers, directors or employees.

(k) In making its decision to purchase the Shares, Subscriber has relied solely upon independent investigation made by Subscriber and the representations and warranties of the Company expressly set forth in Section 4 hereof. Subscriber acknowledges and agrees that Subscriber has (i) received, reviewed and understood the offering materials made available to Subscriber in connection with the Offering, (ii) had access to, and an adequate opportunity to review, financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, (iii) had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of the Shares and the Transaction, (iv) received no statement of printed material which is contrary to the Disclosure Documents by or on behalf of the Company, and (v) conducted and completed Subscriber’s own independent due diligence with respect to the Transaction.

(l) Subscriber understands and agrees that no federal, state, or other agency has passed upon or endorsed the merits of the Offering or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Documents. Subscriber acknowledges that none of the Placement Agents has prepared any of the Disclosure Documents.

(m) If an entity, Subscriber has been duly formed or incorporated and is validly existing in good standing (or the equivalent thereof if and to the extent that “good standing” is not recognized under the laws of such jurisdiction) under the laws of its jurisdiction of incorporation or formation. Subscriber has the power and authority to enter into, deliver and perform Subscriber’s obligations under this Subscription Agreement.

(n) The execution, delivery and performance by Subscriber of this Subscription Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, in any material respects, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Subscription Agreement, whether original, electronic, or transmitted electronically, is valid and binding, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual the signatory has been duly authorized to execute the same, and, upon its due execution by the parties hereto, this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

(o) (1) Subscriber is not, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers are not, a “covered person” as described in Rule 506(d)(1) under the Securities Act, or (2) if Subscriber, and to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers, are a covered person, none of them are subject to any Disqualification Events, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Subscriber has exercised reasonable care to determine whether any covered person is subject to a Disqualification Event. The acquisition of Shares by Subscriber will not subject the Company to any Disqualification Event.

(p) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(q) Subscriber has, and on each date any portion of the Aggregate Purchase Price would be required to be funded to the Company pursuant to this Subscription Agreement will have, sufficient immediately available funds to pay the Aggregate Purchase Price.

(r) Other than with respect to its affiliates, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(s) If, solely for purposes of clause (i) below, Subscriber is an employee benefit plan that is subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, nor any of its respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Company or any of its respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares and (ii) the acquisition and holding of the Shares by Subscriber or any affiliate thereof will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or any applicable similar law.

(t) Subscriber understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Company.

(u) Subscriber acknowledges that no Placement Agent is acting as an underwriter or will otherwise be construed as a fiduciary for Subscriber in connection with the Transaction. Further, Subscriber acknowledges and agrees that each Placement Agent is acting as an independent contractor acting severally and not jointly and the Placement Agents are not the agents of and are not authorized to bind the Company or JATT with respect to any action or decision.

(v) Subscriber is not under any binding obligation, either on the date hereof or on the Closing, to sell, exchange or otherwise dispose of the Shares acquired pursuant to this Subscription Agreement, other than binding commitments it may have to transfer and/or pledge such Shares to a prime broker under and in accordance with its prime brokerage agreement with such broker.

6. Registration Rights.

(a) The Company agrees that, within thirty (30) calendar days after the Transaction Closing (the “Filing Deadline”), it will file or confidentially submit with the SEC a registration statement (the “Registration Statement”) registering the resale of Shares and any other equity security of the Company or any successor entity issued or issuable with respect to such Shares by way of stock split, stock dividend, distribution, recapitalization, merger, exchange, replacement or similar event (“Registrable Shares”), and the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Registration Statement) and (ii) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”); provided, however, that following the Filing Deadline, the Effectiveness Deadline shall be extended by the same number of trading days on which the SEC remains closed in the event of a government shutdown resulting in the SEC’s inability to review or declare effective the Registration Statement during such time. The Company shall notify Subscriber by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective or is supplemented and of any request by the SEC for any amendment or supplement to the Registration Statement or any prospectus or for additional information and shall provide Subscriber with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective and free of any material misstatement or omission with respect to the Registrable Shares until the earliest of (i) three years from the date on which the Registration Statement is initially declared effective by the SEC, (ii) the date on which Subscriber ceases to hold the Registrable Shares covered by such Registration Statement, or (iii) the first date on which Subscriber can sell all of its Registrable Shares under Rule 144 without limitation as to the manner of sale or the amount of such securities that may be sold by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect. For as long as the Registration Statement shall remain effective pursuant to the immediately preceding sentence, the Company shall use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell Registrable Shares pursuant to the Registration Statement or Rule 144 under the Securities Act (when resales under Rule 144 under the Securities Act become available with respect to the Shares), as applicable. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, of securities of the Company to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above. The Company’s obligations to include the Registrable Shares in the Registration Statement are contingent upon Subscriber furnishing a completed and executed selling stockholders questionnaire in customary form to the Company at least five (5) business days in advance of filing the Registration Statement that contains (a) the information required by SEC rules for a Registration Statement regarding Subscriber, (b) the securities of the Company held by Subscriber and (c) the intended method of disposition of the Registrable Shares (which shall be limited to non-underwritten public offerings) to effect the registration of the Registrable Shares and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Shares. The Company will use commercially reasonable efforts to provide a draft of the Registration Statement and any amendment or supplement thereto, or any prospectus, other than documents incorporated by reference, only to the extent that such amendment or supplement or prospectus relates to Subscriber, the Registrable Shares or the transactions contemplated by this Subscription Agreement, to Subscriber for review at least two (2) business days in advance of any such filing and (a) Subscriber shall provide any comments on the Registration Statement to the Company no later than the day which is one (1) business day preceding the filing date and (b) the Company shall have given reasonable due consideration to any comments thereon received from Subscriber or its counsel; provided, that for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review; provided, further that the Company shall not file any Registration Statement or prospectus to the Registration Statement or any amendment or supplement thereto containing information regarding Subscriber to which Subscriber reasonably objects, unless such information is required to comply with any applicable law or regulation. If the SEC prevents the Company from including any or all of the Registrable Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company securities by the applicable stockholders or requires Subscriber to be named as an “underwriter,” then Subscriber and subscribers under the Other Subscription Agreements holding a majority of the Registrable Shares then being registered under such Registration Statement shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to the foregoing, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which Subscriber’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 6(a), the SEC refuses to alter its position, (A) such Registration Statement shall register for resale such number of the Company securities which is equal to the maximum number of securities as is permitted by the SEC and (B) the number of the Company securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Shares under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register Registrable Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 6. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement (provided that, in the event a Subscriber withholds such consent, the Company shall have no obligation hereunder to include any Registrable Shares of such Subscriber in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Subscriber to be named as an “underwriter” in such Registration Statement or such Subscriber otherwise consents in writing to being so named). For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline shall not otherwise relieve the Company of its obligations to cause the Company to file the Registration Statement or effect the registration of Registrable Shares set forth in this Section 6. For as long as Subscriber holds Registrable Shares issued pursuant to this Subscription Agreement, the Company will use commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as the Company remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable Subscriber to resell the Registrable Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to Subscriber), as applicable.

(b) The Company shall, at its sole expense, advise Subscriber as promptly as practicable, and in any event, within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to disclose the details of such event. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company agrees that it shall, as soon as practicable, use its commercially reasonable efforts to prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of any such registration statement if it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of Registrable Shares as soon as practicable thereafter; provided, further, that the Company shall not delay filing or suspend the use of such registration statement for a period of more than thirty (30) consecutive calendar days or more than a total of sixty (60) calendar days, or more than two (2) times, in each case in any three hundred sixty (360)-day period. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) business days from the date of such Suspension Event, or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will (i) immediately discontinue offers and sales of Registrable Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives (A) (x) copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company except (A) for disclosure to Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as otherwise required by applicable law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or destroy all copies of the prospectus covering Registrable Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering Registrable Shares shall not apply to (i) the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Company in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(d)) and the related suspension period remains in effect, the Company will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

(e) The Company agrees to indemnify and hold Subscriber, each person, if any, who controls Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Subscriber within the meaning of Rule 405 under the Securities Act (collectively, the “Subscriber Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Subscriber Indemnified Parties directly that are (i) the result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Subscription Agreement; (ii) the result of or arising out of any action, claim or proceeding, pending or threatened, against a Subscriber Indemnified Party in any capacity by any third party (including a stockholder of the Company, whether directly or in a derivative capacity, who is not an affiliate of the Subscriber Indemnified Party) with respect to the transactions contemplated by this Subscription Agreement; (iii) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein); or (iv) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (iii) and (iv), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to the Company by Subscriber for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a free writing prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Subscription Agreement. Notwithstanding the foregoing, (i) the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned) and (ii) with respect to any superseded prospectus, the Company’s indemnification obligations shall not inure to the benefit of any person from whom the person asserting any such Loss purchased the Registrable Shares that are the subject thereof (or to the benefit of any other Subscriber Indemnified Party) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and Subscriber Indemnified Party was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a violation of the nature disclosed in (iii) and (iv) in the preceding sentence. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party. The failure of any indemnified party to give prompt notice as described herein shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is actually and materially prejudiced by such failure. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which does not include as an unconditional term thereof the giving by the claimant to such indemnified party of a release from all liability in respect to such claim, or which includes any statement as to or admission of fault or culpability on the part of such indemnified party.

(f) To the extent Subscriber is identified as a selling stockholder in the Registration Statement or any other registration statement which covers the Registrable Shares, Subscriber agrees to, severally and not jointly with any Other Subscriber in the Offering contemplated hereby or any other selling stockholders using the applicable registration statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “Company Indemnified Parties”), harmless against any and all Losses incurred by Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Shares (including, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, in each case to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Subscriber expressly for use therein. In no event shall the liability of Subscriber under this Section 6(f) be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Shares giving rise to such indemnification obligation. Notwithstanding the foregoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

(g) If the indemnification provided under Section 6(e) or Section 6(f) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to therein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. In no event shall the liability of Subscriber under this Section 6(g) be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Shares giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof (save for any obligations of the Company in respect of the return of any monies paid by Subscriber in connection herewith), upon the earliest to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the Transaction Agreement is terminated in accordance with its terms; (c) if any of the conditions to Closing set forth in Section 3 are not satisfied or waived as of the Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated as of the date of the Transaction Closing; or (d) written notice by either (x) the Company to Subscriber or (y) Subscriber to the Company, if the transactions contemplated by this Subscription Agreement are not consummated on or prior to the Outside Date (as defined in the Transaction Agreement); provided, that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach, and (ii) the provisions of Sections 7 through 10 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 7, any monies paid by Subscriber to the Company for the Aggregate Purchase Price hereunder shall be promptly (and in any event within two (2) business days) returned to Subscriber, without any deduction for or on account of any tax withholding except as required by law, charges or set-off.

8. Trust Account Waiver. Subscriber hereby represents and warrants that it has read the IPO Prospectus (to the extent Subscriber deems it necessary) and understands that JATT has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (“IPO”) and certain private placements occurring simultaneously with its IPO (including interest accrued from time to time thereon) for the benefit of JATT’s public stockholders (the “Public Stockholders”), and that, except as otherwise described in the IPO Prospectus, JATT may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their shares in connection with the consummation of JATT’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”), (b) to the Public Stockholders if JATT fails to consummate a Business Combination within 24 months after the closing of its IPO, subject to extension by amendment to JATT’s organizational documents (the “Completion Window”), (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes, and up to $100,000 in liquidation and dissolution expenses, (d) as directed by JATT after or concurrently with the consummation of a Business Combination or (e) to the Public Stockholders in the event they elect to redeem and properly submit their shares in connection with a stockholder vote to amend JATT’s organizational documents to modify (A) the substance or timing of JATT’s obligations to allow redemption in connection with a Business Combination or to redeem 100% of its public shares if JATT has not consummated a Business Combination within the Completion Window or (B) any other material provisions relating to stockholder rights or pre-Business Combination activity. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom) except for redemption and liquidation rights, if any, Subscriber and its affiliates may have in respect of any JATT Shares held by them or the release of proceeds from the Trust Account upon consummation of the Transaction, regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability, and Subscriber further waives its right to any distributions from the Trust Account with respect to the Shares in the event of JATT’s liquidation (collectively, the “Released Claims”). Subscriber on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with JATT or its affiliates). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and JATT to induce the Company to enter into this Subscription Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company, JATT or any of their respective Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company, JATT or any of their respective Representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalf or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 8 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

9. Miscellaneous.

(a) In connection with any sale, assignment, transfer or other disposition of the Shares by Subscriber under an effective Registration Statement or pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradeable shares and upon compliance by Subscriber with the requirements of this Subscription Agreement, if requested by Subscriber by notice to the Company, and upon receipt of customary representations and documentation reasonably acceptable to the Company and its transfer agent, the Company shall request to its transfer agent that it remove any such restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from Subscriber. The Company shall, cause its counsel to deliver to the Company’s transfer agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Subscription Agreement. The Company shall take such actions as is reasonably necessary upon receipt of customary representations and documentation reasonably acceptable to the Company and its transfer agent, to remove any restrictive legends to the extent that the Shares become eligible for resale under Rule 144(b)(i) without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision). The Company shall be responsible for the fees of its transfer agent(s), its legal counsel and all DTC fees associated with such issuance.

(b) Without Subscriber’s prior written consent, the Company shall not disclose the name of Subscriber or include the name of Subscriber or any of its affiliates or advisors in (i) any press release, marketing materials or any other public communication or (ii) in any filing with the SEC or any regulatory agency or trading market, except (a) as required by the federal securities laws or pursuant to other routine proceedings of regulatory authorities, (b) to the extent such disclosure is required by law, at the request of the Staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which the Company’s securities are listed for trading, in which case the Company shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure, or (c) in the case of clause (ii), to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously consented to in accordance with this Section 9. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

(c) Neither this Subscription Agreement nor any rights or obligations that may accrue to Subscriber hereunder (other than the Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by Subscriber without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), and any purported transfer or assignment without such consent shall be null and void ab initio; provided, that after notifying the Company, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber); provided, further, that (A) no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations and (B) any such assignee agrees in writing to be bound by the terms of this Subscription Agreement.

(d) The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall provide such information to the Company promptly upon such request, it being understood by Subscriber that the Company may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by the Company to evaluate Subscriber’s eligibility or the Company determines that Subscriber is not eligible. The Company agrees to keep any such additional information confidential (except as may be required by applicable law or administrative or legal proceeding). On or prior to the Closing Date, the Company and Subscriber shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

(e) Subscriber acknowledges that the Company, JATT, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement as if they were made directly to them. Prior to the Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(b)(i) and 3(b)(ii) would not be satisfied as of the Closing Date. Subscriber agrees that the purchase by Subscriber of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase, unless such acknowledgments, understandings, agreements, representations and warranties herein have been given as of a certain date. Each of the Company and Subscriber acknowledges and agrees that JATT and each Placement Agent are third-party beneficiaries of the representations, warranties and covenants of the Company contained in Section 4 and Subscriber contained in Section 5 of this Subscription Agreement and its express rights set forth in Sections 8 and 9, and that JATT is otherwise an express third-party beneficiary of this Subscription Agreement, entitled to enforce the terms hereof against Subscriber as if it was an original party hereto. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns. Prior to the Closing, the Company agrees to promptly notify Subscriber and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in a manner that would have or would reasonably be expected to have a Company Material Adverse Effect on the Company.

(f) Each of the Company, JATT, and each Placement Agent is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Except as required by applicable law, Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Company (which may be given via email by authorized Representatives) (such consent not to be unreasonably withheld or delayed).

(g) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(h) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereby (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement). The Company shall notify Subscriber of any such amendments, modifications, waivers or terminations. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder. Section 4, Section 5, Section 9(e) and this Section 9(h) may not be amended, modified, terminated or waived in any manner that is material and adverse to the Placement Agents without the written consent of each Placement Agent.

(i) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by the Company and Subscriber in connection with the Offering).

(j) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(k) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(l) This Subscription Agreement may be executed in two or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the subscription and the provisions of this Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. Subscriber shall likewise be entitled to specifically enforce the Company’s obligation to deliver the Shares at the Closing, to perform its obligations under Section 6, and to return any funds to Subscriber pursuant to Sections 2(d) and 7, in each case on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (A) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (B) not to assert that a remedy of specific enforcement pursuant to this Section 9(m) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (C) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(n) Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein; provided, that all expenses related to any Registration Statement shall be borne by the Company, and the Company shall be responsible for the fees of its transfer agent and all fees of the Depository Trust Company associated with the issuance of the Shares; provided, further, that the Company shall reimburse AI Talawar Investor LLC for its documented and reasonable out-of-pocket legal expenses incurred in connection with its Subscription Agreement, in an aggregate amount not to exceed $50,000.

(o) Except where required to comply with applicable securities laws, without Subscriber’s prior written consent (which may be given via email by authorized Representatives of Subscriber), the Company will not use or disclose the name of Subscriber or its affiliates or advisors or any information relating to Subscriber or this Subscription Agreement, other than to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential. Without Subscriber’s prior written consent, the Company shall not use the name of Subscriber or any of its affiliates or advisors in any press release issued by the Company or JATT or Current Report on Form 8-K filed by the Company or JATT with the SEC in connection with the Transaction Agreement or the execution and delivery of this Subscription Agreement and the filing of any related documentation by the Company or JATT with the SEC, except to the extent required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC, or under the U.S. Exchange, in which case the Company shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure.

(p) This Subscription Agreement, and all actions or matters based hereon, or arising out of, under or in connection herewith, or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 9(q). Nothing in this Section 9(p) shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(q) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, absent affirmative receipt of an automated notice of delivery failure from the recipient’s email server, during regular business hours of the recipient or, if delivered outside of regular business hours, the following business day, (iii) one (1) business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:

Talawar Tx Inc.

40 West 57th Street, 28th Floor

New York, NY 10019

Attention: Marc Schegerin and Evan Taddeo

Email: marc@talawartx.com; evan@talawartx.com

with a copy (which shall not constitute notice) to:

Cooley LLP

55 Hudson Yards

New York, New York 10001

Attention: Divakar Gupta and Brandon Fenn

Email: dgupta@cooley.com; bfenn@cooley.com

Notice to Subscriber shall be given to the address underneath Subscriber’s name on the signature page hereto.

(r) From and after the date hereof, the Company shall not, and shall cause each of its affiliates, representatives and agents to not, provide Subscriber or any of its affiliates, representatives or agents, with any material nonpublic information regarding the Company, any of its affiliates or any other person (“MNPI”) without the express prior written consent of such Subscriber. The Company hereby acknowledges and agrees that neither Subscriber nor any of its affiliates shall have any duty of trust or confidence with respect to, or duty not to trade on the basis of, any MNPI (i) provided by, or on behalf of, the Company, any of its affiliates or any of their respective officers, directors, employees, attorneys, agents or representatives or (ii) otherwise possessed (or continued to be possessed) by Subscriber (or any affiliate, agent or representative thereof), in each case, as a result of any breach or violation of any of the covenants set forth in this Subscription Agreement. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to Subscriber or any of its affiliates, attorneys, agents or representatives contains MNPI, the Company shall, prior to the delivery of such notice or communication, so indicate to Subscriber, and such indication shall provide Subscriber the means to refuse to receive such notice or communication, and in the absence of any such indication, such Subscriber, the other holders of the

Shares and their respective affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute MNPI. The Company covenants and agrees that it shall, by no later than 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases and cooperate with JATT to ensure that substantially contemporaneously with the issuance of such press release, JATT files with the SEC such reports or documents as shall be necessary to publicly disclose all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transactions and any other MNPI previously provided to Subscriber or its representatives by the Company, JATT or their respective representatives, officers, directors, employees or agents in connection with the transactions contemplated hereby.

(s) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (A) “trading day” shall mean any day on which the U.S. Exchange is open for trading; (B) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are required or are authorized to close for business (excluding as a result of “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercial banking institutions in such locations are generally open for use by customers on such day); (C) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (D) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of JATT prior to the closing of a Business Combination will include JATT’s sponsor, JATT Ventures II L.P., a Cayman Islands exempted limited partnership.

(t) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

10. Independent Nature of Investment. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under the Other Subscription Agreements. The decision of Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, JATT or any of their respective subsidiaries which may have been made or given by any Other Subscriber or by any agent, employee or other representative of any Other Subscriber, and neither Subscriber nor any of its agents, employees or other representatives shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that

Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. For administrative convenience only, each Subscriber and its respective counsel have chosen to communicate with the Company through the legal counsel of a Placement Agent. The legal counsel of each Placement Agent does not represent Subscriber and only represents such Placement Agent. Subscriber shall be entitled to independently protect and enforce its rights under this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TALAWAR TX INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Subscriber:

Signature of Authorized Signatory of Subscriber:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Subscriber:

Attention:

Email:

Telephone:

Subscription Amount:

Number of Shares:

EIN Number: